LEASE AGREEMENT

THIS AGREEMENT (hereinafter called the "Lease") made this 30th day of April 2007 between **Southridge Holdings LLC, a Delaware Limited Liability Company** (hereinafter referred to as "Landlord") and **CB Richard Ellis, Inc.** as "Tenant" of agreed upon Suite #201 Office #6 (the "Leased Premises") in the building known as 90 Grove Street Executive Pavilion Ridgefield Connecticut for a month to month term which will commence on the 1st day of May 2007 and will end on the 31st day of December 2007 upon the conditions and covenants following:

1st Rent; Late Payment of Rent; month to month:

Tenant shall pay rent which is to be paid in equal monthly payments of
Two thousand three hundred No/100 ($2,300.00) Dollars in advance on the first day of each and every month during the term aforesaid. If Tenant shall desire to terminate this lease during the term hereof, then Tenant shall give Landlord thirty (30) days prior written notice.

In addition to all other financial obligations contained herein, if Tenant fails to pay the rent and any additional rent provided for herein within ten (10) days after same becomes due, then Landlord shall deliver a written notice to Tenant, and if not paid within five (5) business days, then Tenant shall pay a late charge of ten (10%) percent of the amount past due.

2nd Use and Occupancy:

Tenant shall use and occupy leased premises as a lawful professional office and for no other purpose. Tenant will not at any time use or occupy the leased premises in violation of any certificate of occupancy which may have been issued for the building of which the leased premises form a part. Notwithstanding the forgoing, Landlord represents that the Leased Premises can be used for office space.

In the event that any department, agency, commission or board of any state or locality shall hereafter at any time contend and/or declare by notice, violation, order or in any other official manner whatsoever that the premises hereby leased are used for a purpose which is a violation of such certificate of occupancy, or should Tenant allow said premises to be used for any illegal or immoral purposes, or should it do, or suffer to be done, in or about said premises any act or thing which may be a nuisance, annoyance, inconvenience or damage to Landlord, Landlord's tenants, the occupants of adjoining property or the neighborhood, then Tenant shall, upon five (5) days' written notice from Landlord, immediately discontinue any such use of said premises.

Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this Lease and Landlord shall have the right to exercise any and all rights and privileges and remedies given to Landlord, in this Lease.

3rd Repairs – Alterations

Tenant shall take good care of the premises and fixtures, make good any injury or breakage done by Tenant or Tenant's agents, employees or visitors, and shall quit and surrender said premises, at the end of said term, in good condition with reasonable wear and tear ; shall not make any additions, alterations or improvements in said premises, or permit any additional lock or fastening on any door, without the written consent of Landlord; and all alterations, partitions, additions, or improvements, which may be made by either of the parties hereto upon the premises, shall be the property of Landlord, and shall remain upon and be surrendered with the premises, as a part thereof, at the termination of this Lease, without disturbance, molestation or injury.

4th Assignment:

Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer or permit the leased premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this Lease be assigned, or if the leased premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In the event that the Tenant is a corporation or a limited liability company or a limited partnership, a transfer of the controlling stock or membership or general partnership interest (as the case may be) of Tenant shall constitute an assignment of lease requiring the written consent of Landlord. In the event that Landlord grants such consent in writing to any such assignment, or underletting, Tenant shall provide Landlord with an executed counterpart of the instrument of assignment or sublease which shall contain provisions regarding the obligations of such assignee or sublessee satisfactory to Landlord.

5th Destruction:

In case of damage, by fire or other action of the elements, to the building in which the Leased premises are located, without the fault of Tenant or of Tenant's agent or employees, so as to impair the use of the Leased Premises, this Lease shall cease and come to an end, and the rent shall be apportioned to the time of the damage.

6th Access to Premises:
All access will include prior notice to the tenant. Tenant agrees that Landlord and Landlord's agents and other representatives shall have the right to enter into and upon said premises, or any part thereof, at all reasonable hours for the purpose of examining the same. Tenant also agrees to permit Landlord or Landlord's agents to show the premises to persons wishing to hire or purchase the same during the 6 months next preceding the expiration of the term hereby granted.

7th Lease Not In Effect – Defaults – 10 Day Notice:
(Remedies – Re-Letting – Cumulative Remedies)
If, before the commencement of the term, Tenant takes the benefit of any insolvent act, or if a Receiver or Trustee be appointed for Tenant's property, or if the estate of Tenant hereunder be transferred or pass to or devolve upon any other person or corporation, or if Tenant shall default in the performance of any agreement by Tenant contained in any other Lease to Tenant by Landlord or by any corporation of which an officer of Landlord is a Director, this Lease shall thereby, at the option of Landlord, be terminated and in that case, neither Tenant nor anybody claiming under Tenant shall be entitled to go into possession of the demised premises.

If after the commencement of the term, any of the events mentioned above in this subdivision shall occur, or if Tenant shall make default in fulfilling any of the covenants of this Lease or the rules and regulations, other than the covenants for the payment of rent or "additional rent", or if the demised premises become vacant or deserted, Landlord may give to Tenant ten (10) days notice of intention to end the term of this Lease, and thereupon at the expiration of said ten (10) days' (if said condition which was the basis of said notice shall continue to exist) the term under this Lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and Tenant will then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as hereinafter provided.

If Tenant shall make default in the payment of the rent reserved hereunder, or any item of "additional rent" herein mentioned, or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten (10) days' period, Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy said premises together with all additions, alterations and improvements.

Tenant hereby expressly waives any and all right of redemption in case Tenant shall be dispossessed by judgement or warrant of any court or judge, and Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by Landlord against Tenant in respect to the demised premises or any action to recover rent or damages hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein

provided for. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

8th Signs:
No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the premises or building without the prior written approval and consent of Landlord, except for customary sign/name in lobby directory. Should Landlord deem it necessary to remove the same in order to paint, alter, or remodel any part of the building, Landlord may remove and replace same at Landlord's expense.

9th Limitation of Liability; Insurance; Waiver of Subrogation; and Indemnification:

A. Limitation of Liability
Landlord shall not be liable for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of the building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the willful misconduct or gross negligence of Landlord.

B. Required Insurance Coverage and Related Conditions
Tenant shall purchase and keep in full force and effect, during the entire Lease term hereof, at the Tenant's sole expense, comprehensive liability insurance, Landlord as an additional insured and loss payee, thereby to protect both Landlord and Tenant against any liability for damages or injuries to persons or property incident to the use of or resulting from any accident in or about said premises, which is caused by the tenant or the tenant's guest(s).

It is understood and agreed that Tenant assumes all risk of damage to its own property arising from any cause whatsoever other than acts or negligence of Landlord or Landlord (s) invitees, including, without limitation, loss by theft or otherwise.

Certificates of all insurance policies required by any of the terms of this Lease shall be promptly furnished to the Landlord and the Tenant shall submit to Landlord annually, on the anniversary date of this Lease, copies of all paid premiums for any such insurance policies. Tenant shall also obtain a written obligation on the part of the insurance carriers to notify the Landlord in writing not less than thirty (30) days prior to any cancellation of insurance, and Tenant agrees that if Tenant does not keep such insurance in full force and effect, Landlord may take out the necessary insurance and pay the premium and the repayment thereof shall be deemed to be part of the rental and payable as such on the next day upon which the rent becomes due.

C. Waiver of Subrogation Rights
Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives, to the extent that such waiver will not invalidate any insurance policy maintained by Landlord or Tenant, nor increase any premiums thereon, any and all rights of recovery, claims, actions or causes of action, against the other, its agents, servants, partners, shareholders, officers and employees, for any loss or damage that may occur to the leased premises or the building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the

elements, and any other cause which is insured against pursuant to the terms of this Lease, to the extent that such loss or damage is recovered under said insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders, servants or employees, and covenants that no insurer shall hold any right of subrogation against such other party. If the respective insurers of Landlord and Tenant do not permit such a waiver without an appropriate endorsement to such party's insurance policy, Landlord and Tenant covenant and agree to notify the insurers of the waiver set forth herein and to secure from each such insurer an appropriate endorsement to its respective insurance policy concerning such waiver.

D. Mutual Indemnification

Tenant shall indemnify, defend and save harmless, Landlord and its officers, directors, agents and employees from and against all liability (statutory or otherwise), claims, suits, demands, judgments, costs, interest and expenses, including counsel fees and disbursements incurred in the defense thereof to which Landlord or any such officer, director, agent or employee may be subject or suffer whether by reason of, or by reason of any claim for, injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of, or from any work or thing whatsoever done in, any part of the premises during the term of this Lease with respect to such part or during the period of time, if any, prior to the commencement of such term that Tenant may have been given access to such part for the purpose of doing work or otherwise, or arising from any condition of the premises due to or resulting from any default by Tenant in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease or from any willful misconduct or gross negligence of Tenant or any of its officers, directors, agents, contractors, servants, employees, licensees or invitees.

Landlord shall indemnify, defend and save harmless, Tenant and its officers, directors, agents and employees from and against all liability (statutory or otherwise), claims, suits, demands, judgments, costs, interest and expenses, including counsel fees and disbursements incurred in the defense thereof to which Tenant or any such officer, director, agent or employee may be subject or suffer whether by reason of, or by reason of any claim for, injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of, or from any work or thing whatsoever done in, any part of the premises during the term of this Lease with respect to such part or during the period of time, if any, prior to the commencement of such term that Landlord may have been given access to such part for the purpose of doing work or otherwise, or arising from any condition of the premises due to or resulting from any default by Landlord in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease or from any act or negligence of Landlord or any of its officers, directors, agents, contractors, servants, employees, licensees or invitees, whether Tenant may be legally liable therefore or not.

10th Security Deposit:

The Lessee shall pay to the Lessor the sum of Two thousand three hundred No/100 ($2,300.00) Dollars as a security deposit for the subject premises for the full and faithful performance by Tenant of all the terms, covenants and conditions of this Lease upon Tenant's part to be performed, which said sum shall be returned to Tenant after the time fixed as the expiration of

the term herein, provided Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this Lease, Landlord shall have the right to transfer the security to the vendee for the benefit of Tenant and, provided Landlord obtains an assumption agreement from the purchaser, whereby such purchaser agrees to assume the obligations contained herein. Landlord shall be considered released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. That the security deposited under this Lease shall not be mortgaged, assigned or encumbered by Tenant without the written consent of Landlord.

11th Fire Insurance:
Tenant will not, nor will Tenant permit undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of Landlord's fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of Landlord's fire insurance on said building, and Tenant agrees to pay on demand any such increase as additional rent, provided the increase is due to Tenant's specific manner of use, as opposed to mere use.

12th No Waiver:
The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.

13th Condemnation:
That should the land whereon said building stands or any part thereof be condemned for public use, then in that event, upon the taking of the same for such public use, this Lease, at the option of Landlord, shall become null and void, and the term cease and come to an end upon the date when the same shall be taken and the rent shall be apportioned as of said date. No part of any award, however, shall belong to Tenant.

14th Fixtures:
If after default in payment of rent or violation of any other provision of this Lease, or upon the expiration of this Lease, Tenant moves out or is dispossessed and fails to remove any property prior to such said default, removal, expiration of Lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said property shall be deemed abandoned by Tenant and shall become the property of Landlord.

15th No Diminution of Rent:

No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any law, ordinance or order of a governmental authority. In respect to the various "services", if any, herein expressly or impliedly agreed to be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. Landlord shall not be required to furnish, and Tenant shall not be entitled to receive, any of such "services" during any period wherein Tenant shall be in default in respect to the payment of rent. Neither, shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

16th Use of Common Areas:

Tenant's use of Common Areas, if any, shall comply with all applicable laws, and the rules and regulations of all governmental authorities having jurisdiction thereof and of the Declaration, and the rules and regulations of the Executive Pavilion Condominium Association (the "Condominium Association"). Without Landlord's prior written approval, in each instance obtained, no portion of such Common Areas shall be used by Tenant for the sale or display of merchandise or other promotional activities. Tenant agrees to confine its loading and unloading operations to the areas designated therefor, and Tenant further agrees to restrict the utilization of such Common Areas for the parking of motor vehicles of its employees. Tenant acknowledges that the Condominium Association may terminate the Lease and bring summary proceedings to evict the Tenant in the name of Landlord in the event of default by Tenant in the peformance of the Lease or failure of Tenant to comply with the Condominium Association's requirements.

17th Additional Rent:

Tenant agrees to pay as additional rent: All expenses, disbursements, outlays, advances, costs and attorney's fees which the Landlord may incur in effecting or enforcing any of the terms of this lease or Tenant's obligations hereunder. Any such expenses, disbursements, outlays, advances and attorney's fees, shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefor.

18th Parking Areas:

The Tenant may use the parking areas at no cost to Tenant, if any, provided by the Landlord from time to time, subject to the rules and regulations issued by the Landlord. The Landlord reserves the right to change, alter, relocate or reduce the parking areas. The Landlord may require that Tenant's employees park in designated areas on the premises.

19th Consent to Jurisdiction:

This Lease shall be deemed to have been made in the State of Connecticut, and shall be interpreted, and the rights and liabilities of the parties here determined, in accordance with the

laws of that State and as part of the consideration for the Landlord's executing this lease. Tenant hereby agrees that all actions or proceedings arising directly or indirectly from this lease shall be litigated only in the Courts of the State of Connecticut and Tenant hereby consents to the jurisdiction of any court located within that State and waives the personal service of any and all process upon Tenant herein, and consents that all such service of process may be made by certified or registered mail, return receipt requested, directed to the Tenant at the address hereinabove stated; and service so made shall be complete five (5) days after the same shall have been posted as aforesaid.

20th Notices:
All rent invoices, notices and demands, legal or otherwise, incidental to this lease, or the occupation of the leased premises, shall be in writing. Any notice or demand shall be sufficient if sent by registered or certified mail, addressed to the Tenant:

CB Richard Ellis, Inc.
355 South Grand Avenue
Suite 1200 LA, CA 90071Attn: Corporate Real Estate

or to the Landlord including monthly rental payments at:

Southridge Holdings LLC
90 Grove Street
Ridgefield, CT 06877
Attention: Sarah Licata

21st Holding Over:
No holding over beyond the stated term of this Lease by Tenant shall operate to renew or extend this Lease, nor to create any tenancy whatsoever. In the event Tenant shall remain in the leased premises after the expiration of the term of this Lease without executing a new lease approved and signed by Landlord, Tenant shall pay to Landlord, as liquidated damages, 150% of the amount of the monthly rent due in the last month of the term of the Lease for the period Tenant remains in unauthorized possession. In addition, Landlord may, at its option, elect to treat Tenant as one who has not removed at the end of its term, and thereupon Landlord shall be entitled to all the remedies against Tenant provided by law in that situation, or Landlord may elect, at its option, to construe such holding over as a tenancy from month-to-month, subject to all the terms and conditions of this Lease, except as to duration thereof, and the monthly rent and liquidated damages to be fixed by Landlord in accordance with this provision shall be paid by Tenant in advance.

<u>22nd Utilities And Services:</u> If furnished to the leased premises for the benefit of Tenant, the following shall be provided and paid for as follows:

	LANDLORD	TENANT
Information Technology Setup & Maintenance (Southridge Technology)		X
Electricity	X	
Heat	X	
Air conditioning	X	
Real Estate Taxes	X	
Monthly Telephone Rental, Internet Access, Printing and Copier Service Access, Conference Room Access	X	
Telephone Usage (Billed separately by Southridge Technology)		X

The Landlord shall not be liable for any interruption or delay in any of the above services for any reason, provided said delay is reasonable under the circumstances.

23rd Brokerage: Tenant represents that no broker negotiated this Lease of the premises. This Lease is executed by Landlord in reliance upon the representation by Tenant that no broker or agent brought the premises to Tenant's attention or was in any way the procuring cause of this Lease.

24th Headings:
The marginal headings are inserted only as a matter of convenience and in no way define the scope of this Lease or the intent of any provision thereof.

25th Quiet Enjoyment:
Landlord covenants that Tenant, on paying the aforesaid rent, and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said leased premises for the term aforesaid, <u>provided however</u>, that this covenant shall be conditioned upon the retention of title to the leased premises by Landlord.

26th Office Furniture
Landlord will provide existing office furniture (desk, credenza, desk chair, small meeting table, and 4 chairs). In addition, Tenant shall have free access to a large conference room and kitchenette for client meetings.

And it is mutually understood and agreed that the covenants and agreements contained in this Lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

____

____
Witness

____
Lakisha Gardner

SOUTHRIDGE HOLDINGS LLC

By: ____________________________
Name: Stephen M. Hicks
Title: President

TENANT:
CB Richard Ellis, Inc.

By: ____________________________
Lyle V. Andrade
Director, Corporate Real Estate

STATE OF CALIFORNIA }
} ss
COUNTY OF LOS ANGELES }

I, Ada Estela, a Notary Public in and for said county, in this state, DO HEREBY CERTIFY that Lyle V. Andrade, with whom I am personally acquainted, and who, acknowledged himself to be the First Vice President of CB RICHARD ELLIS, INC., a Delaware corporation and that he executed the instrument for the uses and purposes therein contained.

GIVEN, under my hand and official seal this 2nd day of May, 2007.

ADA ESTELA
Commission # 1523182
Notary Public - California
Los Angeles County
My Comm. Expires Oct 30, 2008

____
Notary Public

ACKNOWLEDGEMENTS

STATE OF CONNECTICUT)
) ss.:
COUNTY OF FAIRFIELD)

Personally appeared ______________________, who acknowledged him/herself to be the ______________ of SOUTHRIDGE HOLDINGS LLC, a Delaware Limited Liability Company, and the Signer and Sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed in the capacity aforesaid and the free act and deed of said Limited Liability Company, before me.

____
Notary Public/Commissioner of the Superior Court

STATE OF CONNECTICUT)
) ss.:
COUNTY OF FAIRFIELD)

Personally appeared ______________________, who acknowledged him/herself to be the ______________ of ____________________________, and the Signer and Sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed in the capacity aforesaid and the free act and deed of said Limited Liability Company, before me.

____
Notary Public/Commissioner of the Superior Court

OR: IF TENANT IS A CORPORATION, LLC, L.P., ETC., THEN USE THIS:

STATE OF CONNECTICUT)
) ss.:
COUNTY OF FAIRFIELD)

Personally appeared ______________________, who acknowledged him/herself to be the ______________ of **CBRE Real Estate Services, Inc.** STATE OF ORGANIZATION ______________________, and the Signer and Sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed in the capacity aforesaid and the free act and deed of said Limited Liability Company, before me.

____
Notary Public/Commissioner of the Superior Court